FIRST AMENDMENT
TO THE
PNM RESOURCES, INC.
2022 OFFICER ANNUAL INCENTIVE PLAN
The Company previously adopted the 2022 Officer Annual Incentive Plan (the “Plan”). By this instrument, the Company desires to amend the Plan as set forth below.
1.This First Amendment shall be effective as of the date executed below.
2.The first paragraph of the Performance Award Pool Section of the Plan is hereby amended and restated to read as follows:
A Corporate Goals Scorecard and Business Area Goals Scorecard listing each performance measure established by the Committee will be maintained by the PNMR Services Company Human Resources Department. As set forth in Table 2 of Attachment A, the performance of the Chief Executive Officer and the Senior Officers (i.e., Officers with the title of Senior Vice President or higher) are measured 100% on the Corporate Goals Scorecard. Vice Presidents are measured 60% on the Corporate Goals Scorecard and 40% on the Business Area Goals Scorecard.
3.Table 3 (Award Levels Table) of Attachment A to the Plan is hereby amended and restated to read as follows:
Award Levels Table
(Table 3)

Award Levels	Threshold	Target	Maximum
CEO	57.5%	115%	230%
EVP	37.5%	75%	150%
President and COO as of May 21, 2022	35%	70%	140%
SVP and CFO from January 1, 2022 through May 20, 2022	32.5%	65%	130%
SVP, CFO and Treasurer as of May 21, 2022	30%	60%	120%
SVPs (other than those listed above)	27.5%	55%	110%
Vice-Presidents	22.5%	45%	90%

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4.This First Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this First Amendment.
IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative on this 7th day of July, 2022.
PNM RESOURCES, INC.

/s/ Patrick V. Apodaca
Patrick V. Apodaca
SVP and General Counsel

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